UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

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TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

[·], 2018

Dear Stockholders:

It is my pleasure to invite you to a Special Meeting of Stockholders of Tenax Therapeutics, Inc., to be held on February 15, 2018, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560. This booklet includes the Notice of Special Meeting of Stockholders and Proxy Statement. The Proxy Statement provides information about the business we will conduct at the meeting. We hope you will be able to attend the meeting, where you can vote in person.

The matters to be acted upon at the meeting are described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Special Meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the Special Meeting. We need more than half of our outstanding common shares to be represented at the Special Meeting to establish a quorum. Every vote counts! Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the envelope provided. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet. With respect to shares held through a broker, bank or nominee, please follow the separate instructions from your broker, bank or nominee on how to vote your shares.

Sincerely,

/s/ Michael B. Jebsen
Michael B. Jebsen
Interim Chief Executive Officer

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE SPECIAL MEETING IN PERSON.

TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

Notice of Special Meeting of Stockholders
To Be Held on February 15, 2018

[·], 2018

To the Stockholders:

The stockholders of Tenax Therapeutics, Inc. will hold a Special Meeting of Stockholders (the “Special Meeting”) on February 15, 2018, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560.

The purpose of the meeting is to propose and act upon the following matters:

1.
to approve an amendment to our certificate of incorporation to effect a reverse stock split (the “reverse stock split”) at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion (“Proposal No. 1”); and

2.
to approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for any proposal if there are not sufficient votes to approve Proposals No. 1 (“Proposal No. 2”).

At the Special Meeting we may transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The above matters are described in the Proxy Statement accompanying this notice.

The Board has fixed the close of business on January 12, 2018 as the record date for determining those stockholders who will be entitled to notice of and to vote at the Special Meeting. Representation of at least a majority in voting interest of our common stock, either in person or by proxy, is required to constitute a quorum for purposes of voting on the proposals set forth above.

It is important that your shares be represented at the Special Meeting to establish a quorum.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Special Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

/s/ Nancy J. Hecox
Nancy J. Hecox, Corporate Secretary

[·], 2018

TENAX THERAPEUTICS, INC.

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be held on February 15, 2018

The Notice of Special Meeting of Stockholders, Proxy Statement, and Form of Proxy are available at
www.iproxydirect.com/TENX.

The board of directors (the “Board of Directors” or the “Board”) of Tenax Therapeutics, Inc. is asking for your proxy for use at the Special Meeting of Stockholders (the “Special Meeting”) and any adjournments of the meeting. The meeting will be held at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560 on February 15, 2018, at 9:00 a.m. local time, to approve an amendment to our certificate of incorporation to effect the reverse stock split at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion, to approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for any proposal if there are not sufficient votes to approve Proposals No. 1 and to conduct such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote FOR the amendment to our certificate of incorporation to effect the reverse stock split at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion and FOR the authorization to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for if there are not sufficient votes to approve Proposals No. 1.

This proxy statement and the accompanying proxy card are first being delivered to stockholders on or about [·], 2018.

All references in this Proxy Statement to “Tenax,” “we,” “our,” and “us” mean Tenax Therapeutics, Inc.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company (“Interwest”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Interwest on our behalf. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Special Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Special Meeting.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you hold.

How is the vote counted?

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by us to act as tellers for the meeting. The tellers will count shares represented by proxies as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes with respect to Proposal No. 1 will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal. Shares properly voted to “abstain” and broker non-votes on Proposal No. 2 are considered as shares that are entitled to vote for the purpose of determining a quorum but are generally not treated as votes cast for the matter. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

How do I vote?

If you are a stockholder of record, you may vote using any of the following methods:

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Proxy Vote by Mail. Return the enclosed proxy form by mail using the enclosed prepaid envelope. Be sure to complete, sign and date the form before mailing. If you are a stockholder of record and you return your signed proxy form but do not indicate your voting preferences, the persons named in the proxy form will vote FOR the amendment to our certificate of incorporation to effect the reverse stock split at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion, FOR the authorization to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for if there are not sufficient votes to approve Proposals No. 1 and at the discretion of the persons named in the proxy on any other matter that comes before the meeting for a vote.

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Proxy Vote by Internet. You may use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on February 14, 2018 by going to the website http://www.iproxydirect.com/TENX. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on February 14, 2018 by calling the toll-free number (866) 752-VOTE (8683). Have your proxy card in hand when you call and then follow the instructions.

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In Person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner because your shares are held in a stock brokerage account or by a bank or other nominee, to vote your shares you must direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing you received, or attend the Special Meeting by following the directions below under “Who Can Attend the Special Meeting?”

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

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sending written notice of revocation to our Corporate Secretary;

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submitting a new, proper proxy by mail (not by Internet or phone) after the date of the revoked proxy; or

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attending the Special Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.

When is the record date for the Special Meeting?

The Board has fixed the record date for the Special Meeting as of the close of business on January 12, 2018.

How many votes can be cast by all stockholders?

There were [·] shares of our common stock outstanding on the record date and entitled to vote at the Special Meeting. Each share of common stock is entitled to one vote on each matter.

What constitutes a quorum?

A majority of the outstanding shares present or represented by proxy, or [·] shares, constitutes a quorum for the purpose of adopting proposals at the Special Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

What vote is required to approve each item?

The amendment to our certificate of incorporation to effect the reverse stock split requires approval by a majority of the outstanding shares of common stock entitled to vote on the proposal. The adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies for any proposal if there are not sufficient votes to approve Proposals No. 1 requires approval by a majority of the total votes cast in person or by proxy.

If the Special Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Special Meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Special Meeting.

Who can attend the Special Meeting?

All stockholders as of January 12, 2018 may attend the Special Meeting. If you are listed as stockholder of record you may attend the Special Meeting if you bring proof of identification. If you are the beneficial owner of shares held in street name, you will need to bring proof of identification and provide proof of ownership by bringing either a copy of a brokerage statement or a letter from the record holder indicating that you owned the shares as of January 12, 2018.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find more information about Tenax?

We file periodic reports with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are available without charge on our website (http://www.tenaxthera.com) as soon as reasonably practicable after filing. Further, the reports filed with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the Public Reference Room.

Who can help answer my questions about the Special Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Tenax Therapeutics, Inc.
Attn: Investor Relations
ONE Copley Parkway, Suite 490
Morrisville, NC 27560
Telephone: (919) 855-2100

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT

General

At the Special Meeting, our stockholders will be asked to approve an amendment to our certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If Proposal No. 1 is approved by the stockholders as proposed, the Board would have the sole discretion to effect the amendment and reverse stock split at any time prior to December 31, 2018, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than one-for-five and not more than one-for-fifty. By approving the reverse stock split, our stockholders are approving individual amendments to our certificate of incorporation for each number in such range. After the Board has selected the number in such range to effect the reverse stock split, we will abandon all amendments to the certificate of incorporation except the amendment with respect to the number selected by the Board. The Board would also have the discretion to abandon the amendment entirely prior to its effectiveness. We believe that enabling the board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. The Board’s determination of the ratio of the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and listing requirements set forth by the Nasdaq Stock Market, LLC (“Nasdaq”). Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board does not deem the reverse stock split to be in the best interests of the Company and its stockholders.

 The reverse stock split, if approved by our stockholders, would become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, the board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Annex A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by the board, within the range approved by our stockholders. The amendment to our certificate of incorporation will not change the number of authorized shares, or the par value, of our common stock.

Reasons for the Proposed Amendment

The Board’s primary reasons for approving and recommending the reverse stock split are that the Board believes that:

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the reverse stock split is the most effective means of increasing the per-share market price of our common stock in order to maintain our listing on the Nasdaq Capital Market; and

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a higher per-share market price of our common stock could encourage investor interest in the Company and promote greater liquidity for our stockholders.

Our common stock is currently listed on the Nasdaq Capital Market under the symbol “TENX.” We believe our listing on the Nasdaq Capital Market supports and maintains the liquidity of our common stock for our stockholders.

In order for our common stock to continue to be quoted on the Nasdaq Capital Market, we must satisfy the continued listing requirements established by Nasdaq. Among other requirements, we are required to maintain a minimum bid price of $1.00 per share for our common stock.

On March 15, 2017, we received a notification letter from Nasdaq’s Listing Qualifications Department indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), because the minimum bid price of our common stock on the Nasdaq Capital Market had closed below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were given 180 calendar days, or until September 11, 2017, to regain compliance with the minimum $1.00 bid price per share requirement.

On September 12, 2017, we received a notice from Nasdaq’s Listing Qualifications Department indicating that, while we had not regained compliance with the minimum bid price requirement, we were eligible for an additional 180-day compliance period, or until March 12, 2018, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on the Nasdaq Capital Market due to our meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market, with the exception of the bid price requirement, and due to our written notice of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

To regain compliance, anytime before March 12, 2018, the bid price of our common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days. If we do not regain compliance by March 12, 2018, we expect that Nasdaq will provide written notification to us that our common stock will be subject to delisting. Upon such notice, we may appeal Nasdaq’s delisting determination to a Nasdaq hearings panel, pursuant to the procedures set forth in the applicable Nasdaq Marketplace Rules. There can be no assurance that, if we appeal the Nasdaq Staff’s determination, such appeal would be successful. During the appeal process, our common stock would continue to trade on Nasdaq. If we are delisted and cannot obtain listing or quotation on another major market or exchange, our stock’s liquidity would likely suffer, and we would likely experience reduced investor interest. Such factors may result in a decrease in our stock’s trading price. Delisting from The Nasdaq Capital Market also may restrict us from issuing additional securities or securing additional financing.

An objective of the Board of Directors in proposing the reverse stock split is to increase the per-share market price of our common stock in order to maintain our listing on The Nasdaq Capital Market. Effecting the reverse stock split would reduce our total shares of common stock outstanding, which the Board believes will increase the price per share of our common stock and therefore, better enable us to maintain the listing of our common stock on The Nasdaq Capital Market. However, the effect of the reverse stock split on the market value of our common stock cannot be predicted with any certainty, and there can be no assurance that the market price per post-split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The reverse stock split itself does not affect our market value, and the market price of our common stock may also be based on other factors that are unrelated to the number of shares outstanding, including our future performance.

Potential Effects of the Reverse Stock Split

As of [·], 2018, a date prior to the effective time of the reverse stock split, we have [·] authorized but unissued shares of common stock. After the effective time of the reverse stock split, we will have between approximately [·] and [·] authorized but unissued shares of common stock, depending on the ratio for the reverse stock split selected by the Board. Based on our current working capital, we believe we have sufficient capital on hand to continue to fund operations through our fiscal year ending December 31, 2018. We will need to find alternative sources of capital to continue as a going concern, including potential issuances of additional shares of common stock, though there can be no assurance that such funding will be available on favorable terms or at all. While we may issue shares of common stock from time to time following the reverse stock split, we currently have no plans, arrangements or understandings, whether written or oral, to issue any of the shares that will be newly available following the reverse stock split (meaning those shares available following the reverse stock split in excess of those available prior to the reverse stock split).

If the stockholders approve the proposal to implement the reverse stock split and the Board implements the reverse stock split, we will amend our certificate of incorporation to effect the reverse stock split. The text of the form of the proposed amendment to our certificate of incorporation is attached to this proxy statement as Annex A.

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect our continuing to be subject to the periodic reporting requirements of the Exchange Act.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock option plans.

Assuming reverse stock split ratios of one-for-fifty and one-for-five, which are ratios based on whole numbers of shares at the high end and low end of the range that our stockholders are being asked to approve, the following table sets forth the number of shares of our common stock that would be (i) issued and outstanding, (ii) reserved for issuance and (iii) authorized for issuance and neither issued nor reserved for issuance, in each case, after the reverse stock split, based on information as of [·], 2018, the last practicable date before the printing of this proxy statement.

	Reverse Stock Split Ratio of One-for-Fifty	Reverse Stock Split Ratio of One-for-Five
Number of Shares of Common Stock Issued and Outstanding	[·]	[·]
Number of Shares of Common Stock Reserved for Issuance	[·]	[·]
Number of Shares of Common Stock Authorized for Issuance and Neither Issued nor Reserved for Issuance	[·]	[·]

 After the effective time of the reverse stock split, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware. The Board may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning on the effective date of the reverse stock split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO.

Fractional Shares

 We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, at the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the reverse stock split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary addresses the tax consequences only to a “U.S. person,” which is a beneficial owner of our common stock that is either:

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a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; and

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a trust if either (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our common stock, you should consult your tax advisor.

This summary assumes that our stockholders hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all U.S. federal income tax consequences of the reverse stock split that may be relevant to particular holders, including holders:

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who are subject to special treatment under U.S. federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, tax-exempt entities, U.S. expatriates, or traders in securities who elect to mark to market;

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who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

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who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code;

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who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy; or

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who do not hold their shares as capital assets.

In addition, the following discussion does not address the tax consequences of the reverse stock split under state, local and foreign tax laws or under the alternative minimum tax provisions of the Code. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split, including, without limitation, transactions in which shares of our common stock are acquired or disposed of.

Accordingly, holders of our common stock are advised and expected to consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split to them in light of their personal circumstances and the consequences of the reverse stock split under state, local and foreign tax laws.

The reverse stock split is intended to qualify as a “reorganization” under Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, and subject to the note below regarding the receipt of an additional fraction of a share, a U.S. holder generally will not recognize gain or loss upon the exchange of pre-split shares for post-split shares. The aggregate tax basis of the post-split shares received by a U.S. holder in the reverse stock split will be the same as the aggregate tax basis in the pre-split shares surrendered by such U.S. holder. The holding period for the post-split shares received by a U.S. holder in the reverse stock split will include the period during which the pre-split shares surrendered by such U.S. holder in the reverse stock split were held.

As noted above, we will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear.  It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for our common stock. Stockholders should consult their own tax advisors if they receive such an additional fraction of a share of common stock.

Required Vote for Approval

This proposal will be approved if the number of shares voted in favor of the proposal constitute at least a majority of our common stock issued and outstanding and entitled to vote thereon. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A RATIO OF NOT LESS THAN ONE-FOR-FIVE AND NOT MORE THAN ONE-FOR-FIFTY AT ANY TIME PRIOR TO DECEMBER 31, 2018, WITH SUCH RATIO AND THE IMPLEMENTATION AND TIMING OF SUCH REVERSE STOCK SPLIT TO BE DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

 OWNERSHIP OF SECURITIES

Principal Stockholders and Share Ownership by Management

The following table sets forth, as of December 28, 2017, the number and percentage of the outstanding shares of common stock and warrants and options that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director, (ii) each named executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
JP SPC3 OXBT FUND(3)	2,180,643	7.18%
Rue Du Mont-Blanc Geneva, Switzerland 1201
Doug Randall	1,613,121	5.62%
Douglas Hay	1,413,121	4.93%
John P. Kelley(4)	1,282,932	4.54%
Officers and Directors
Gregory Pepin(5)	2,225,477	7.87%
Michael B. Jebsen, CPA(6)	554,047	1.93%
Ronald R. Blanck, DO(6)	66,785	*
James Mitchum(6)	61,000	*
Anthony DiTonno(6)	47,252	*
Chris A. Rallis(6)	56,853	*
Gerald T. Proehl(6)	74,882	*
All officers and directors as a group (7 persons)(6)	3,086,296	9.92%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.
(2)
Based upon 28,236,775 shares of common stock outstanding on December 28, 2017. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of December 28, 2017 through the exercise of any stock options or other rights. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 30,898 shares of common stock, and 2,149,745 shares of common stock subject to warrants that are exercisable or convertible, as applicable within 60 days of December 28, 2017.
(4)	On April 3, 2017, Mr. Kelley resigned as our Chief Executive Officer and as a director effective immediately;
(5)
Includes 14,834 shares of restricted common stock and 30,000 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017. Mr. Pepin is a co-founder of EOS, an investment company, which serves as the Investment Manager and Managing Director for JP SPC3 OXBT Fund (“OXBT Fund”), and consequently he may be deemed to be the beneficial owner of shares held by OXBT Fund. Mr. Pepin disclaims beneficial ownership of the shares held by OXBT Fund except to the extent of his pecuniary interest therein.

(6)
With respect to Dr. Blanck, includes 5,129 shares of common stock subject to warrants and 40,507 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017;

With respect to Mr. DiTonno, includes 2,565 shares of common stock subject to warrants and 41,488 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017;

With respect to Mr. Rallis, includes 2,565 shares of common stock subject to warrants and 39,798 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017;

With respect to Mr. Jebsen, includes 485,783 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017;

With respect to Mr. Proehl, includes 45,000 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017 and 29,882 shares for which voting and investment power is shared with Mr. Proehl’s spouse;

With respect to Mr. Mitchum, includes 35,000 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of December 28, 2017 and 26,000 shares for which voting and investment power is shared with Mr. Mitchum’s spouse; and

With respect to all officers and directors as a group, includes 10,259 shares of common stock subject to warrants and 717,576 shares of common stock subject to options that are vested, vesting, convertible, or exercisable, as applicable, within 60 days of December 28, 2017.

PROPOSAL 2: ADJOURNMENT

The special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies in favor of the approval of Proposal No. 1.

If, at the special meeting, the number of shares of common stock present or represented and voting in favor of Proposal No. 1 is insufficient to approve such proposal, we may move to adjourn the special meeting in order to enable the Board to solicit additional proxies in favor of Proposal No. 1.

In this Proposal No. 2, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the proposal to adjourn the special meeting, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted, for any proposal.

Required Vote for Approval

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

OTHER MATTERS

Other Business

As of the date of this proxy statement, the Board knows of no other matters that may come before the Special Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Stockholder Proposals

As disclosed in our proxy statement for our 2017 Annual Meeting dated April 28, 2017:

Under certain conditions, stockholders may request us to include a proposal for action at a forthcoming meeting of our stockholders in the proxy materials for such meeting. All stockholder proposals intended to be presented at our 2018 Annual Meeting of Stockholders must have been received by us no later than December 29, 2017 for inclusion in the proxy statement and proxy card relating to such meeting. However, if the date of the 2018 Annual Meeting is changed by more than 30 days from the date of the first anniversary of the 2017 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2018 Annual Meeting.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received by our corporate secretary at our principal offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. The date of our 2018 Annual Meeting of Stockholders has not yet been established, but assuming it is held on June 14, 2018, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2018 Annual Meeting must have been provided to our corporate secretary no later than February 14, 2018. However, if the date of the 2018 Annual Meeting is changed by more than 30 days before or more than 60 days after the date of the first anniversary of the 2017 Annual Meeting, then the deadline is the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made.

Costs of Soliciting Proxies

We will bear the cost of this solicitation, including the preparation, printing, and mailing of the proxy statement, proxy card, and any additional soliciting materials sent by us to stockholders. Our directors, officers, and employees may solicit proxies personally or by telephone without additional compensation. In addition, we have engaged Issuer Direct, to assist in soliciting proxies. We will pay the costs of soliciting proxies, including a fee of approximately $15,000 for its services. We will also reimburse Issuer Direct for its reasonable out-of-pocket expenses, and will reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Where You Can Find More Information

We file periodic reports with the SEC pursuant to Section 13(a) of the Exchange Act. Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are available without charge on our website (http://www.tenaxthera.com) as soon as reasonably practicable after filing. Further, the reports filed with the SEC may be inspected without charge at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the Public Reference Room.

Stockholders Sharing the Same Last Name and Address

Only one annual report or proxy statement, as applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations by e-mail addressed to n.hecox@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. Stockholders sharing an address and currently receiving a single copy may contact Investor Relations as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Investor Relations as described above.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S SPECIAL MEETING

The Special Meeting of Stockholders will be held at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560 at 9:00 a.m., Eastern Daylight Savings Time on February 15, 2018. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Annex A

Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of Tenax Therapeutics, Inc., resolutions were duly adopted approving a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution adopted by the Board of Directors stating the proposed amendment is as follows:

RESOLVED, The Certificate of Incorporation of the corporation be amended by adding the following paragraph to ARTICLE IV thereof:

J. The issued and outstanding Common Stock of the corporation, $0.0001 par value, shall, at 5:00 p.m., Eastern Standard Time, on [_____], 2018 (the “2018 Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the 2018 Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [_____] ([__]) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the 2018 Effective Time. To the extent that any stockholder shall be deemed after the 2018 Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share. Each stockholder as of the 2018 Effective Time shall be entitled to receive from the Corporation’s transfer agent a certificate representing the number of shares of the Common Stock to which such stockholder is entitled hereunder upon delivery to the Corporation’s transfer agent of a certificate or certificates representing the number of shares owned by such stockholder as of the 2018 Effective Time.

SECOND: That pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [_____], 2018.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [__] day of [_____], 2018.

A-1

TENAX THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – FEBRUARY 15, 2018 AT 9:00AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Tenax Therapeutics, Inc. hereby appoints Nancy J.M. Hecox and Michael B. Jebsen, or either of them as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tenax Therapeutics, Inc. held of record by the undersigned on January 12, 2018, at the Special Meeting of Stockholders (the “Special Meeting”) on February 15, 2018, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina, 27560, or at any adjournment or postponement thereof.  The undersigned hereby revokes all prior proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/TENX
PHONE:	1-866-752-VOTE (8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF TENAX THERAPEUTICS, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	AGAINST	ABSTAIN

To approve an amendment to our certificate of incorporation to effect a reverse stock split (the “reverse stock split”) at a ratio of not less than one-for-five and not more than one-for-fifty at any time prior to December 31, 2018, with such ratio and the implementation and timing of such reverse stock split to be determined by our board of directors in its sole discretion.
	☐	☐	☐
CONTROL ID:
REQUEST ID:
Proposal 2	FOR	AGAINST	ABSTAIN
To approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies for any proposal if there are not sufficient votes to approve Proposals No. 1.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OF STOCKHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
___________________________
___________________________
___________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)